UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2008

Black Gaming, LLC
(Exact name of registrant as specified in its charter)

Nevada	333-123179	20-8160036
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10777 W Twain Ave, Las Vegas, Nevada	89135
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 318-6888

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 — FINANCIAL INFORMATION

Item 2.02 Results of Operations and Financial Condition.

On August 21, 2008 at 12:00 PM (EST), Black Gaming, LLC will hold a conference call regarding operating results for the second quarter of 2008. To participate in the conference call, please dial into the conference operator no later than 11:45 AM (EST) on August 21, 2008, at 800-931-5132. The conference reservation number is 21391067. A replay of the call will be available through August 28, 2008 until 2:00 PM (EST) at 800-633-8284 using the same reservation number. A copy of the conference call script is attached hereto as Exhibit 99.1.

SECTION 7 – REGULATION FD DISCLOSURE

Item 7.01 Regulation FD Disclosure.

Reference is made to the disclosure set forth under Item 2.02 of this report, which disclosure is incorporated into this Item 7.01 by reference.

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	– Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Name
Exhibit 99.1	August 21, 2008 Conference Call Script

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Black Gaming, LLC

Date: August 21, 2008	By:	/s/ Sean P. McKay

Sean P. McKay
	Its:	Chief Accounting Officer

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EXHIBIT INDEX

Exhibit	Name
Exhibit 99.1	August 21, 2008 Conference Call Script

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